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                                                                        EX. 99.5
                                                     DEUTSCHE BANK SECURITIES[/]
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                        IMC HOME EQUITY LOAN TRUST 1998-5
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     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
           OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
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            DESCRIPTION OF THE STATISTICAL POOL OF HOME EQUITY LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE

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POOL 500 AND A
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Grouping             COUNT      %           CURBAL         Avg CURBAL      RATE    AGE      RTM       CLTV
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
<= 15 yrs            1,354    19.64     48,927,990.39       36,135.89     11.048    3       170     80.4575
15 - 30 yrs          1,538    47.53     118,379,058.96      76,969.48     10.121    2       329     79.4749
BALLOON              1,059    32.83     81,770,668.62       77,214.98     10.572    3       177     80.8840
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Total:               3,951    100.00    249,077,717.97      63,041.69     10.451    2       248     80.1305
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POOL 500 AND B
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Grouping             COUNT      %           CURBAL         Avg CURBAL      RATE    AGE      RTM       CLTV
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<= 15 yrs             530     14.30     19,644,764.07       37,065.59     10.830    2       171     72.3411
15 - 30 yrs           956     49.04     67,354,550.43       70,454.55     10.616    2       332     77.8839
BALLOON               714     36.65     50,333,294.10       70,494.81     11.109    2       178     79.5258
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Total:               2,200    100.00    137,332,608.60      62,423.91     10.827    2       253     77.6928
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POOL 500 AND C
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Grouping             COUNT      %           CURBAL         Avg CURBAL      RATE    AGE      RTM       CLTV
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<= 15 yrs             414     13.58     12,973,058.54       31,335.89     11.471    2       171     67.0227
15 - 30 yrs           769     48.00     45,867,457.87       59,645.59     11.277    2       331     72.0055
BALLOON               604     38.42     36,716,630.94       60,789.12     11.860    2       178     73.6871
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Total:               1,787    100.00    95,557,147.35       53,473.50     11.527    2       250     71.9752
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POOL 500 AND D
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Grouping             COUNT      %           CURBAL         Avg CURBAL      RATE    AGE      RTM       CLTV
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<= 15 yrs              67     11.03      1,989,195.96       29,689.49     12.733    2       166     52.1032
15 - 30 yrs           141     49.67      8,953,530.53       63,500.22     12.770    2       338     62.2331
BALLOON               131     39.30      7,084,262.15       54,078.34     13.390    2       178     62.6843
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Total:                339     100.00    18,026,988.64       53,176.96     13.010    2       256     61.2926
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


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.